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                                                                   EXHIBIT 10.12

                            FIFTH AMENDMENT TO LEASE

I.   PARTIES AND DATE.

     This Fifth Amendment to Lease (the "Amendment") dated May 18, 2006, is by and between THE IRVINE COMPANY LLC, a Delaware limited liability company, formerly The Irvine Company, a Delaware corporation ("Landlord"), and ALSIUS CORPORATION, a California corporation ("Tenant").

II.  RECITALS.

     On March 16, 1999, Landlord and Tenant entered into a lease for space in a building located at 15770 Laguna Canyon Road, Suite 150, Irvine, California ("Premises"), which lease was amended by a First Amendment to Lease dated October 24, 2001, by a Second Amendment to Lease dared July 16, 2003, by a Third Amendment to Lease dated July 21, 2004, and by a Fourth Amendment to Lease dated September 20, 2005. The foregoing lease, as so amended, is hereinafter referred to as the "Lease".

     Landlord and Tenant each desire to modify the Lease to extend the Lease Term, to adjust the Basic Rent, and to make such other modifications as are set forth in "III. MODIFICATIONS" next below.

III. MODIFICATIONS.

     A. Basic Lease Provisions. The Basic Lease Provisions are hereby amended as follows:

          1. Item 5 is hereby deleted in its entirety and substituted therefor shall be the following:

               "5. Lease Term: The Term of this Lease shall expire at midnight on December 31, 2008"

          2.   Item 6 is hereby amended by adding the following:

               "Commencing January 1,2007, the Basic Rent shall be Twenty Five Thousand Two Hundred Fifty-Four Dollars ($25,254.00) per month, based on $.94 per rentable square foot.

               Commencing January 1, 2008, the Basic Rent shall be Twenty Six Thousand Three Hundred Twenty-Nine Dollars ($26,329.00) per month, based on $.98 per rentable square foot."

     B. Landlord's Responsibilities. The provisions of Subsection 2.4(iii) of the Lease shall remain in full force and effect during the Term of the Lease as extended by the provisions of this Amendment.

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     C. Right to Extend the Lease. The provisions of Section 3.3 of the Lease entitled "Right to Extend this Lease" shall remain in full force and effect, with the "expiration date" as provided in said Section 3.3 being the expiration date of the Term as extended by the provisions of this Amendment.

     D. Security Deposit

               (i) Section 4.3 of the Lease is hereby amended to provide that, upon a of "Default" by Tenant (as defined in Section 14.1 of the Lease), Landlord may, in its sole and absolute discretion additionally retain, use or apply the whole or any part of the Security Deposit to pay amounts estimated by Landlord as the amount due Landlord for prospective rent and for damages pursuant to Section 14.2(a)(i) of the Lease and/or California Civil Code
               Section 1951.2.

               (ii) Section 4.3 of the Lease is further amended to add the following provisions to the end of said Section:

                    "Provided that: (a) no Default by Tenant has occurred at any time during the Term of this Lease, (b) Tenant has not at any tithe been more than five (5) days late with respect to any payments of Basic Rent due under this Lease more than once during the prior twelve (12) month period, and (c) Tenant shall demonstrate by the delivery to Landlord of its financial statements that Tenant has cash on hand in the amount of at least Fifteen Million Dollars ($15,000,000.00), then, upon written request of Tenant, Landlord shall return to Tenant a portion of the Security Deposit in the amount of Thirty Eight Thousand Four Hundred Ninety-Seven Dollars ($38,497.00) in the form of credit(s) against the Basic Rent next coming due under the Lease."

     E. Late Payments. The reference to "Two Hundred Fifty Dollars ($250.00)" in
Section 14.3(a) of the Lease is hereby amended to "One Hundred Dollars
($100.00)."

     F. Waiver of Jury Trial. Section 14.7 of the Lease is hereby deleted in its entirety and substituted therefor shall be the following:

          SECTION 14.7. WAIVER OF JURY TRIAL/JUDICIAL REFERENCE.

          (a) LANDLORD AND TENANT EACH ACKNOWLEDGES THAT IT IS AWARE OF AND HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY, AND, TO THE EXTENT ENFORCEABLE UNDER CALIFORNIA LAW, EACH PARTY DOES HEREBY EXPRESSLY AND KNOWINGLY WAIVE AND RELEASE ALL SUCH RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER (AND/OR AGAINST ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, OR SUBSIDIARY OR AFFILIATED ENTITIES) ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR

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     ANY CLAIM OF INJURY OR DAMAGE. FURTHERMORE, THIS WAIVER AND RELEASE OF ALL
     RIGHTS TO A JURY TRIAL IS DEEMED TO BE INDEPENDENT OF EACH AND EVERY OTHER PROVISION, COVENANT, AND/OR CONDITION SET FORTH IN THIS LEASE.

          (b) IN THE EVENT THAT THE JURY WAIVER PROVISIONS OF SECTION 14.7(a) ARE NOT ENFORCEABLE UNDER CALIFORNIA LAW, THEN THE PROVISIONS OF THIS
     SECTION 14.7(b) SHALL APPLY. IT IS TILE DESIRE AND INTENTION OF THE PARTIES TO AGREE UPON A MECHANISM AND PROCEDURE UNDER WHICH CONTROVERSIES AND DISPUTES ARISING OUT OF THIS LEASE OR RELATED TO THE PREMISES WILL BE RESOLVED IN A PROMPT AND EXPEDITIOUS MANNER. ACCORDINGLY, EXCEPT WITH RESPECT TO ACTIONS FOR UNLAWFUL OR FORCIBLE DETAINER OR WITH RESPECT TO THE PREJUDGMENT REMEDY OF ATTACHMENT, ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER (AND/OR AGAINST ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR SUBSIDIARY OR AFFILIATED ENTITIES) ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, TENANT'S USE OR OCCUPANCY OF TEE PREMISES AND/OR ANY CLAIM OF INJURY OR DAMAGE, SHALL BE HEARD AND RESOLVED BY A REFEREE UNDER TEE PROVISIONS OF THE CALIFORNIA CODE OF CIVIL PROCEDURE, SECTIONS 638-645.1, INCLUSIVE (AS SAME MAY BE AMENDED, OR ANY SUCCESSOR STATUTE(S) THERETO) (THE "REFEREE SECTIONS"). ANY FEE TO INITIATE THE JUDICIAL REFERENCE PROCEEDINGS SHALL BE PAID BY THE PARTY INITIATING SUCH PROCEDURE; PROVIDED HOWEVER, THAT TEE COSTS AND FEES, INCLUDING ANY INITIATION FEE, OF SUCH PROCEEDING SHALL ULTIMATELY BE BORNE IN ACCORDANCE WITH SECTION 14.6 ABOVE. THE VENUE OF THE PROCEEDINGS SHALL BE IN THE COUNTY IN WHICH THE PREMISES ARE LOCATED. WITHIN TEN (10) DAYS OF RECEIPT BY ANY PARTY OF A WRITTEN REQUEST TO RESOLVE ANY DISPUTE OR CONTROVERSY PURSUANT TO THIS SECTION 14.7(b), THE PARTIES SHALL AGREE UPON A SINGLE REFEREE WHO SHALL TRY ALL ISSUES, WHETHER OF FACT OR LAW, AND REPORT A FINDING AND JUDGMENT ON SUCH ISSUES AS REQUIRED BY THE REFEREE SECTIONS. IF THE PARTIES ARE UNABLE TO AGREE UPON A REFEREE WITHIN SUCH TEN (10) DAY PERIOD, THEN ANY PARTY MAY THEREAFTER FILE A LAWSUIT IN THE COUNTY IN WHICH TUE PREMISES ARE LOCATED FOR THE PURPOSE OF APPOINTMENT OF A REFEREE UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 AND 640, AS SAME MAY BE AMENDED OF ANY SUCCESSOR STATUTE(S) THERETO. IF THE REFEREE IS APPOINTED BY THE COURT, THE REFEREE SHALL BE A NEUTRAL AND IMPARTIAL RETIRED JUDGE WITH SUBSTANTIAL EXPERIENCE IN THE RELEVANT MATTERS TO BE DETERMINED, FROM JAMS/ENDISPUTE, INC., THE AMERICAN ARBITRATION ASSOCIATION OR SIMILAR MEDIATION/ARBITRATION ENTITY. THE PROPOSED

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     REFEREE MAY BE CHALLENGED BY ANY PARTY FOR ANY OF THE GROUNDS LISTED IN
     SECTION 641 OF TEE CALIFORNIA CODE OF CIVIL PROCEDURE, AS SAME MAY BE AMENDED OR ANY SUCCESSOR STATUTE(S) THERETO. TILE REFEREE SHALL HAVE THE POWER TO DECIDE ALL ISSUES OF FACT AND LAW AND REPORT HIS OR HER DECISION ON SUCH ISSUES, AND TO ISSUE ALL RECOGNIZED REMEDIES AVAILABLE AT LAW ORIN EQUITY FOR ANY CAUSE OF ACTION THAT IS BEFORE TILE REFEREE, INCLUDING AN AWARD OF ATTORNEYS' FEES AND COSTS IN ACCORDANCE WITH CALIFORNIA LAW. THE REFEREE SHALL NOT, HOWEVER, HAVE THE POWER TO AWARD PUNITIVE DAMAGES, NOR ANY OTHER DAMAGES WHICH ARE NOT PERMITTED BY THE EXPRESS PROVISIONS OF THIS LEASE, AND THE PARTIES HEREBY WAIVE ANY RIGHT TO RECOVER ANY SUCH DAMAGES. THE PARTIES SHALL BE ENTITLED TO CONDUCT ALL DISCOVERY AS PROVIDED IN THE CALIFORNIA CODE OF CIVIL PROCEDURE, AND THE REFEREE SHALL OVERSEE DISCOVERY AND MAY ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE, WITH RIGHTS TO REGULATE DISCOVERY AND TO ISSUE AND ENFORCE SUBPOENAS, PROTECTIVE ORDERS AND OTHER LIMITATIONS ON DISCOVERY AVAILABLE UNDER CALIFORNIA LAW. THE REFERENCE PROCEEDING SHALL BE CONDUCTED IN ACCORDANCE WITH CALIFORNIA LAW (INCLUDING THE RULES OF EVIDENCE), AND IN ALL REGARDS, THE REFEREE SHALL FOLLOW CALIFORNIA LAW APPLICABLE AT THE TIME OF THE REFERENCE PROCEEDING. IN ACCORDANCE WITH SECTION 644 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE, TILE DECISION OF THE REFEREE UPON TEE WHOLE ISSUE MUST STAND AS THE DECISION OF THE COURT, AND UPON THE FILING OF THE STATEMENT OF DECISION WITH THE CLERK OF THE COURT, OR WITH THE JUDGE IF THERE IS NO CLERK, JUDGMENT MAY BE ENTERED THEREON IN TILE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT. TILE PARTIES SHALL PROMPTLY AND DILIGENTLY COOPERATE WITH ONE ANOTHER AND THE REFEREE, AN]) SHALL PERFORM SUCH ACTS AS MAY BE NECESSARY TO OBTAIN A PROMPT AND EXPEDITIOUS RESOLUTION OF THE DISPUTE OR CONTROVERSY IN ACCORDANCE WITH THE TERMS OF THIS SECTION 14.7(b). TO THE EXTENT THAT NO PENDING LAWSUIT HAS BEEN FILED TO OBTAIN THE APPOINTMENT OF A REFEREE, ANY PARTY, AFTER THE ISSUANCE OF TILE DECISION OF THE REFEREE, MAY APPLY TO THE COURT OF THE COUNTY IN WHICH THE PREMISES ARE LOCATED FOR CONFIRMATION BY THE COURT OF THE DECISION OF THE REFEREE IN TEE SAME MANNER AS A PETITION FOR CONFIRMATION OF AN ARBITRATION AWARD PURSUANT TO CODE OF CIVIL PROCEDURE SECTION 1285 ET SEQ. (AS SAME MAY BE AMENDED OR ANY SUCCESSOR STATUTE(S) THERETO).

     G. Prorations. The third sentence of Article XVI of the Lease is hereby deleted in its entirety, and substituted therefor shall be the following:

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          "All payments requiring proration shall be prorated on the basis of the number of days in the pertinent calendar month or year, as applicable."

     H. Acceptance of Premises. Tenant acknowledges that the lease of the Premises pursuant to this Amendment shall be on an "as-is" basis without further obligation on Landlord's part as to improvements whatsoever.

IV.  GENERAL.

     A. Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

     B. Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to the modifications set forth in "III. MODIFICATIONS" above and can be changed only by a writing signed by Landlord and Tenant.

     C. Counterparts. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

     D. Defined Terms. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.'

     E. Corporate and Partnership Authority. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

     F. Attorneys' Fees. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Amendment.

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V.   EXECUTION.

     Landlord and Tenant executed this Amendment On the date as set forth in "I. PARTIES AND DATE." above.

LANDLORD:                                     TENANT:

THE IRVINE COMPANY LLC                        ALSIUS CORPORATION,
a Delaware limited liability company          a California corporation

By:   /s/ Steven M. Case                      By    /s/ H. Mike Ameli
    -------------------------------------         -----------------------------
    Steven M. Case, Senior Vice President     Name  Mike Ameli
    Leasing, Office Properties                Title V.P. MFG

By:   /s/ Christopher J. Pompa                By    /s/ William J. Worthen
    -------------------------------------         -----------------------------
    Christopher J. Popma, Vice President      Name  Bill Worthen
    Operations, Office Properties             Title CEO

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